Exhibit 10.4

"ORIGINAL"

सत्यमेव जयते

ಈ ದಸ್ತಾವೇಜು......30......ಪುಟಗಳನ್ನು ಹೊಂದಿರುತ್ತದೆ

INDIA NON JUDICIAL ದಸ್ತಾವೇಜು ಸಂಖ್ಯೆ:....2730 22-23

ಉಪ ನೋಂದಣಾಧಿಕಾರಿ

Government of Karnataka

BK-I 2730 dd 23.

e-Stamp

Certificate No.	:	IN-KA83517731421984U
Certificate Issued Date	:	22-Jul-2022 02:53 PM
Account Reference	:	NONACC (FI)/ kacrsfl08/ MALLESHWARAM6/ KA-BA
Unique Doc. Reference	:	SUBIN-KAKACRSFL0885431706501094U
Purchased by	:	DAZZLE TRADING LLP
Description of Document	:	Article 30 Lease of Immovable Property
Description	:	LEASE DEED
Consideration Price (Rs.)	:	0 (Zero)
First Party	:	DAZZLE TRADING LLP
Second Party	:	NEWCENTURY TRADING INDIA PRIVATE LIMITED
Stamp Duty Paid By	:	DAZZLE TRADING LLP
Stamp Duty Amount(Rs.)	:	500 (Five Hundred only)

The Seal of the Sub-Registrar, Gandhinagar, Bangalore (Urban)

Please write or type below this line

LEASE DEED

Dazzle Trading LLP
LESSOR

Newcentury Trading (India)
LESSEE

ನೇ ಪುಟದ ದಸ್ತಾವೇಜು ಸಂಖ್ಯೆ.. 2720 / 22 23

ಉಪ ನೋಂದಣಾಧಿಕಾರಿಗಳು

ಕರ್ನಾಟಕ ಸರ್ಕಾರ

ನೋಂದಣಿ ಹಾಗೂ ಮುದ್ರಾಂಕ ಇಲಾಖೆ

Department of Stamps and Registration

ಪ್ರಮಾಣ ಪತ್ರ

1957 ರ ಕರ್ನಾಟಕ ಮುದ್ರಾಂಕ ಕಾಯ್ದೆಯ ಕಲಂ 10 ಎ ಅಡಿಯಲ್ಲಿಯ ಪ್ರಮಾಣ ಪತ್ರ

ಶ್ರೀ M/S NEW CENTURY TRADING (INDIA) PRIVATE LIMITED acting through its Chief Executive Officer, Mr. Chew Kwang Yong (Zhou Guangrong) , ಇವರು 387000.00 ರೂಪಾಯಿಗಳನ್ನು ನಿಗದಿತ ಮುದ್ರಾಂಕ ಶುಲ್ಕವಾಗಿ ಪಾವತಿಸಿರುವದನ್ನು ದೃಡಿಕರಿಸಲಾಗಿದೆ

ಪ್ರಕಾರ	ಮೊತ್ತ (ರೂ.)	ಹಣದ ಪಾವತಿಯ ವಿವರ
ಚಲನ್	387000.00	Challan No CR0722003000829767 Rs.387000/- dated 30/Jul/2022
ಒಟ್ಟು :	387000.00	

ಸ್ಥಳ : ಗಾಂಧಿನಗರ

ದಿನಾಂಕ : 01/08/2022

1/8/2022

ಉಪ-ನೋಂದಣಿ ಅಧಿಕಾರಿ (ಗಾಂಧಿನಗರ)

ಹಿರಿಯ ಉಪನೋಂದಣಾಧಿಕಾರಿ ಗಾಂಧಿನಗರ, ಬೆಂಗಳೂರು

Designed and Developed by C- DAC Pune.

New Century Trading (India) Private Ltd Chennai

ಈ ಪುಟದ ದಸ್ತಾವೇಜು ಸಂಖ್ಯೆ 2780 / 22-23

ಉಪ ನೋಂದಣಾಧಿಕಾರಿಗಳು

THIS DEED OF LEASE **("LEASE DEED")** IS MADE ON THIS THE 25th DAY OF JULY TWO THOUSAND AND TWENTY TWO (25.07.2022)

BY AND BETWEEN:

DAZZLE TRADING LLP (LLPIN: AAF-2074) (PAN: AALFD 8530 R) (formerly Dazzle Trading Private Limited), a limited liability partnership registered under the provisions of the Limited Liability Partnership Act, 2008 having its Registered Office at 222/14, 3rd Floor, Gokaldas Chambers, 5th Main Road, Sadashivanagar, Ballari Road, Bengaluru – 560 080, and represented by either of its Designated Partner, Mr Rajendra J Hinduja (Hereinafter referred to as the parties of the "**FIRST PARTY**" or "**LESSOR**", (which expression shall, wherever the context so requires or admits, mean and include, its partners, their respective heirs, legal representatives, executors, administrators and assigns) of the FIRST PART.

AND

NEWCENTURY TRADING (INDIA) PRIVATE LIMITED, (CIN: U 74999 TN 2021 FTC 44120) (PAN: AAHCN 6451 E), (including its affiliates, subsidiaries or assignees) a having its registered office at SVM-TULIP, Door No 1/615, Gandhi Street, Jalladianpet, Chennai – 600100, Tamil Nadu, (hereinafter referred to as the "**LESSEE**", which expression shall, unless repugnant to the meaning and context, include and mean, its successors and assigns,) and acting through its Chief Executive Officer, Mr Chew Kwang Yong (Zhou Guangrong), duly authorized by a resolution of the Board of Directors dated 20 July 2022, the Party of the SECOND PART.

The LESSOR and LESSEE are hereinafter collectively referred to as the "**Parties**".

WHEREAS

A. The LESSOR represents to the LESSEE that Dazzle Trading LLP (formerly Dazzle Trading Private Limited) is the absolute owner of all that piece and parcel of the immovable property presently bearing PID 277/278/316/6, Byatarayanapura, Virupakshapura, Ward No. 277, (earlier industrially converted lands bearing (a) Survey No. 19/2 measuring 34 Guntas and (b) Survey No. 20/1 measuring 1 Acre 05 Guntas both situated at Byatarayanapura Village, Yelahanka Hobli, Bangalore North (Additional) Taluk), measuring in all about 1 Acre 39 Guntas, more fully described in the Schedule 'A' hereunder and hereinafter referred to as "**Schedule 'A' Property**".

B. The First Party has entered into a joint development agreement dated 24/03/2011 (registered as Document No. 6118/2010-11 in Book-I, CD No. BYPD71 in the Office of the Sub-Registrar, Byatarayanapura, Bangalore) ("**Joint Development Agreement**") with Sattva Housing Private Limited (the "**Developer**") for development of the Schedule 'A' Property by putting up a commercial office building.

Dazzle Trading LLP
LESSOR

Newcentury Trading (India)
LESSEE

4 ನೇ ಪುಟದ ದಸ್ತಾವೇಜು ಸಂಖ್ಯೆ 2730 22-23

Print Date & Time : 01-08-2022 03:50:47 PM

ದಸ್ತಾವೇಜು ಸಂಖ್ಯೆ : 2730

ಉಪ ನೋಂದಣಾಧಿಕಾರಿಗಳು

ಗಾಂಧಿನಗರ ದಲ್ಲಿರುವ ಉಪನೋಂದಣಾಧಿಕಾರಿ ಗಾಂಧಿನಗರ ರವರ ಕಚೇರಿಯಲ್ಲಿ ದಿನಾಂಕ 01-08-2022 ರಂದು 01:11:01 PM ಗಂಟೆಗೆ ಈ ಕೆಳಗೆ ವಿವರಿಸಿದ ಶುಲ್ಕದೊಂದಿಗೆ

ಕ್ರಮ ಸಂಖ್ಯೆ	ವಿವರ	ರೂ. ಪೈ
1	ನೋಂದಣಿ ಶುಲ್ಕ	193800.00
2	ಸ್ಕ್ಯಾನಿಂಗ್ ಫೀ	1080.00
3	ಸ್ಕ್ಯಾನಿಂಗ್ ಫೀ	400.00
4	ದ್ವಿ ಪ್ರತಿ ಶುಲ್ಕ	200.00
	ಒಟ್ಟು :	195480.00

ಶ್ರೀ M/S NEW CENTURY TRADING (INDIA) PRIVATE LIMITED acting through its Chief Executive Officer, Mr. Chew Kwang Yong (Zhou Guangrong) ಇವರಿಂದ ಹಾಜರ ಮಾಡಲ್ಪಟ್ಟಿದೆ

ಹೆಸರು	ಫೋಟೋ	ಹೆಬ್ಬೆಟ್ಟಿನ ಗುರುತು	ಸಹಿ
ಶ್ರೀ M/S NEW CENTURY TRADING (INDIA) PRIVATE LIMITED acting through its Chief Executive Officer, Mr. Chew Kwang Yong (Zhou Guangrong)			

1/8/2022

ಹಿರಿಯ ಉಪನೋಂದಣಾಧಿಕಾರಿ ಸಬ್ ರಜಿಸ್ಟ್ರಾರ್

ಗಾಂಧಿನಗರ, ಬೆಂಗಳೂರು

ಬರೆದುಕೊಟ್ಟಿದ್ದಾಗಿ ಒಪ್ಪಿರುತ್ತಾರೆ

ಕ್ರಮ ಸಂಖ್ಯೆ	ಹೆಸರು	ಫೋಟೋ	ಹೆಬ್ಬೆಟ್ಟಿನ ಗುರುತು	ಸಹಿ
1	M/S NEW CENTURY TRADING (INDIA) PRIVATE LIMITED acting through its Chief Executive Officer, Mr. Chew Kwang Yong (Zhou Guangrong) . ಬಿನ್ . (ಬರೆಸಿಕೊಂಡವರು)			
2	M/S DAZZLE TRADING LLP rep by either of its Designated Partner Mr. Rajendra J Hinduja . (ಬರೆದುಕೊಡುವವರು)			

1/8/2022

ಹಿರಿಯ ಉಪನೋಂದಣಾಧಿಕಾರಿ

ಗಾಂಧಿನಗರ, ಬೆಂಗಳೂರು

...ನೇ ಪುಟದ ದಸ್ತಾವೇಜು ಸಂಖ್ಯೆ 2730 / 22-23

ಉಪ ನೋಂದಣಾಧಿಕಾರಿಗಳು

C. In furtherance to the Joint Development Agreement, the First Party and the Developer are entitled for 51%:49% respectively in total built-up area of the Building and the Developer in terms of the Joint Development Agreement, constructed a commercial building on the Schedule 'A' Property now known as "**SATTVA GALLERIA**", a project of Salarpuria and Sattva Group, (hereinafter referred to as "**Building**") comprising of lower and upper basement, ground floor and Ten upper floors after obtaining Sanction Plan bearing No. JDTP/LP No.42/2010-11 dated 31 March 2011 issued by Bruhat Bangalore Mahanagara Palike (the "**BBMP**").

D. The Developer has completed the construction of the Building on the Schedule 'A' Property and Joint Director of Town Planning (North), Bruhat Bangalore Mahanagara Palike has issued the Occupancy Certificate bearing No.15/18-19 dated 08 June 2018 for the Building and the total constructed area of the Building constructed over the Schedule 'A' Property is 2,72,740 square feet of super built up area and the total car parking space in the Building is 382 Nos.

E. In pursuance of the sharing ration of 51%:49% agreed under the Joint Development Agreement, the Lessor and Developer executed a Supplementary Agreement dated 24 July 2019 between under which the Lessor was allotted a total area of 1,41,403 Square feet of super built up in the Building comprised of portion of the Ground Floor (14,559 square feet), Entire First Floor (25,858 square feet), Second Floor (26,557 square feet), Third Floor (24,874 square feet), Fourth Floor (24,774 square feet) and Fifth Floor (24,781 square feet) along with proportionate undivided share, right, title and interest in the Schedule 'A' Property along with 84 Nos. of covered car parking space in the lower Basement and 85 Nos. of covered car parking space in the upper Basement, 26 Nos. of open car parking space at the surface level along with 51% of terrace right above the Tenth floor.

F. The constructed areas and car parking space falling to the share of the First Party are more fully set out in the plans annexed hereto and marked in Yellow colour and hereinafter referred to as the "**Owner's Constructed Area**".

G. The Developer has got the Building assessed to tax by Bruhat Bangalore Mahanagara Palike (BBMP).

H. Based on the representations and warranties made by the Lessor, the Lessee is desirous of taking on lease the 5th Floor of the Building, comprising a super built-up area of 24,781 square feet (Twenty-four thousand seven hundred eighty-one square feet) along with 29 (twenty-nine) reserved parking slots located in the basement of the Building (the "**Leased Premises**") situated in Sattva Galleria for its corporate sales office and experience centre.

Dazzle Trading LLP
LESSOR

Newcentury Trading (India)
LESSEE

6 ನೇ ಪುಟದ ದಸ್ತಾವೇಜು ಸಂಖ್ಯೆ 2730
22-23

ಗುರುತಿಸುವವರು

ಉಪ ನೋಂದಣಾಧಿಕಾರಿಗಳು

ಕ್ರಮ ಸಂಖ್ಯೆ	ಹೆಸರು ಮತ್ತು ವಿಳಾಸ	ಸಹಿ
1	Gururaj M Raikar S/o Madhu S Raikar No. 22/1, 1st Floor, 3rd Model House Street, Basavanagudi, Bangalore-04	
2	Hemalatha Krishnan No. 3, Raghavendrapura, Athananchery, Padappai, Chennai-601 301, TN	

ಹಿರಿಯ ಉಪನೋಂದಣಾಧಿಕಾರಿ
ಗಾಂಧಿನಗರ, ಬೆಂಗಳೂರು

This document has been registered along with one duplicate. No differences found between Original and duplicate.

ಹಿರಿಯ ಉಪನೋಂದಣಾಧಿಕಾರಿ
ಗಾಂಧಿನಗರ, ಬೆಂಗಳೂರು

1 ನೇ ಪುಸ್ತಕದ ದಸ್ತಾವೇಜು
ನಂಬರ GAN-1-02730-2022-23 ಆಗಿ
ಸಿ.ಡಿ. ನಂಬರ GAND1247 ನೇ ದ್ದರಲ್ಲಿ
ದಿನಾಂಕ 01-08-2022 ರಂದು ನೋಂದಾಯಿಸಲಾಗಿದೆ

ಉಪನೋಂದಣಾಧಿಕಾರಿ (ಗಾಂಧಿನಗರ)
ಹಿರಿಯ ಉಪನೋಂದಣಾಧಿಕಾರಿ
ಗಾಂಧಿನಗರ, ಬೆಂಗಳೂರು

The Seal of the Sub-Registrar, Gandhinagar, Bangalore (Urban)

I. The Parties herein have executed between themselves Letter of Intent dated 14th July 2022 (LOI) and in pursuance of Clause 4 of the LOI, the Parties are now desirous of recording the terms and conditions of lease in respect of the Leased Premises in this Lease Deed.

NOW THIS DEED WITNESSETH AS FOLLOWS:

1. GRANT OF LEASE

1.1. In consideration of the Interest free refundable security deposit paid to the LESSOR and the promise & obligation undertaken by the LESSEE to pay the rent (**"Lease Rent"**) herein reserved, the LESSOR hereby grants by way of lease to the LESSEE and the LESSEE hereby takes on lease the Leased Premises (the "**Lease**") and to hold the same unto the LESSEE for a period of 5 (five) years together with the available easements, rights and advantages appurtenant thereof from the Lease Commencement Date on the terms and conditions contained in this Lease Deed.

1.2. The Building is zoned for commercial purposes and the Leased Premises shall be used by the Lessee for its corporate offices and experience centre ("**Permitted Use**").

2. LEASE / RENT COMMENCEMENT DATE AND LOCK-IN-PERIOD

2.1 *Lease Commencement Date*: The initial term of the Lease shall commence from 1st August 2022 (herein after referred to as "**Lease Commencement Date**") and shall be in effect for a period of 5 (five) years, subject to the renewal as set out in Clause 2.5 below. For the purposes of this Deed, 1 (one) year means a period 12 (twelve) months calculated from 01 August 2022.

2.2 *Rent Commencement Date*: The obligation of the Lessee to pay the Lease Rent (as defined below) shall commence from 1st November 2022 (hereinafter referred to as the "**Rent Commencement Date**").

2.3 *Rent Free Period*: The period from 1st August 2022 till 31st October 2022 shall be considered as the **"Rent Free Period"** for the Lessee to carry out its fit outs/set up its office in the Leased Premises. For clarity, the period between the Lease Commencement Date and the Rent Commencement Date is the Rent-Free Period, and Lessee is not liable to pay any lease/rent during this period.

2.4 *Lock-In Period*: Subject to Clause 2.5, neither party shall terminate this Deed for a period of 60 (sixty) months from the Lease Commencement Date.

Dazzle Trading LLP
LESSOR

Newcentury Trading (India)
LESSEE

2.5 *Renewal*: The Lessor and the Lessee agree that the lease shall be initially for a period of 5 (Five) years which term shall commence from the Lease Commencement Date, [hereinafter referred to as the ("**Lease Term**"). At the end of the Initial Term, the lease may be renewed at the sole option of the Lessee for a further period (the "**Renewal Term**") on mutually agreed terms and conditions. The Parties further agree to execute and register a fresh lease deed for any renewal term.

2.6 *Possession of Leased Premises*: Subject to payment of the Security Deposit as per Clause 6 of this Deed, the Lessor shall handover vacant possession of the Leased Premises to the Lessee on the Lease Commencement Date. Any delay in handing over possession shall automatically extend the Rent-Free Period by the period of delay, provided such delay is solely attributable to the Lessor.

3. RENT (OFFICE RENT & CAR PARKS)

3.1 In consideration of the LESSOR granting the Lease, the LESSEE shall pay the LESSOR monthly rent of INR 14,37,298 (Indian Rupees Fourteen Lakh Thirty-Seven Thousand Two Hundred Ninety-Eight) calculated at INR 58 per square foot of chargeable area, plus Goods and Services Tax ("**GST**") or any other taxes as may be applicable on the rent (hereinafter referred to as the "**Lease Rent**").

3.2 In addition, to the Lease Rent, the Lessee shall pay a sum of INR 1,16,000 (Indian Rupees One Lakh Sixteen Thousand) per month, calculated at INR 4000 per parking space, plus GST or any other applicable taxes (hereinafter referred to as the "**Car Parking Charges**"). The car parking spaces may be converted to two-wheeler parking slots at the discretion of the Lessee, to cater the requirement of the Lessee, if any, however such parking shall not cause any hindrance to anyone whomsoever in the said Building.

3.3 Additional parking spaces requirement, if any will be charged @ Rs.4,500/- per month subject to availability and upon the Lessee submitting a written request to the Lessor stating the number of parking spaces required and duration of requirement.

3.4 In total the Lessee shall pay a sum of INR 15,53,298 (Indian Rupees Fifteen Lakhs Fifty-Three Thousand Two Hundred Ninety-Eight) plus GST as applicable per month to the Lessor.

3.5 The Lessor shall raise appropriate invoice for the monthly Lease Rent and Car Parking Charges along with GST thereon on the Lessee not later than on the 1st day of each month and the payments shall be made by the Lessee only against invoices in respect thereof being raised by the Lessor on the Lessee. It is expressly agreed and clarified that GST as applicable shall be paid by the Lessee only on the Lessors furnishing an invoice on the Lessee for the same and the Lessor strictly complying with the applicable law related to levy of taxes on Lease Rent. In the event of delay on the part of the Lessor in issuing invoices, the due date

Dazzle Trading LLP
LESSOR

Newcentury Trading (India)
LESSEE

for payment of the Lease Rent shall stand automatically extended by the number of days of delay in issuance of the invoice as aforesaid. The Lessor agrees and undertakes to do all that may be necessary to enable the Lessee to claim input tax credit in relation to any GST payable on the Lease Rent to be made under this Deed.

3.6 The monthly Lease Rent shall be paid subject to deduction of tax at source ("TDS") as may be applicable. The Lease Rent shall be paid in advance by the LESSEE to the LESSOR on or before 5th day of each month in advance for that month for which it is due, commencing from the Rent Commencement Date, viz., 01 November 2022.

3.7 In the event of delay in payment of Lease Rent by the LESSEE, apart from the other remedy available to the LESSOR, the LESSEE shall be liable to pay to the LESSOR interest @ 18% p.a. on the amount due from the due date for payment till the actual date of payment.

4. ESCALATION

4.1 The Lease Rent will be escalated by 5% (five percent) every 12 (twelve) months over the last paid rent from the Lease Commencement Term during the Lease Term. The Parties hereby understand and agree that during the Lease Term, the Lease Rent and Car Parking Charges payable shall be as per the details set out in **Annexure – III** attached to this Deed. There will be no escalation on Security Deposit during the Lease Term.

4.2 Any future levy of tax in the nature of GST or cess on Lease Rent payable in respect of the Leased Premises and/or the Car Parking Charges or any tax levied on the transaction of the lease as set out herein as applicable from time to time on lease rentals other than income tax or property tax, shall be borne by the LESSEE irrespective of whether the tax is levied by the Central Government or State Government or any other statutory authority entitled to levy such kind of tax.

4.3 If the LESSEE is unable to claim GST input credit due to the LESSOR'S failure to remit GST to the Government, the Lessee is entitled to hold back such amounts of GST from subsequent rental invoices for Lease Rent and Car Parking Charges. The Lessee shall only release the withheld amounts after the Lessor furnishes proof of payment of past GST, together with any applicable penalty or interest, if any to restore GST compliance.

4.3.1 Any withheld payment of Lease Rent under this Lease Deed shall not be considered as delayed payment/interest as described in section 3.6.

4.3.2 Such withheld amounts pursuant to this section shall not be adjusted against or reduce any liability and/or obligations of refunds of deposits, claims post termination whatsoever of the LESSOR.

DAZZLE TRADING LLP

Dazzle Trading LLP
LESSOR

New Century Trading India Private Limited Chennai

Newcentury Trading (India)
LESSEE

..10..ನೇ ಪುಟದ ದಸ್ತಾವೇಜು ಸಂಖ್ಯೆ..3730/2022-23

ಉಪ ನೋಂದಣಾಧಿಕಾರಿಗಳು

5. **MAINTENANCE CHARGES**

The LESSOR through a service provider shall ensure operation, management, and maintenance, of the common areas, common services, and common amenities of "Sattva Galleria" as those specified in **Annexure – 1** hereto. The present service provider being Sattva Properties Management Private Limited, having its office at Salarpuria Windsor, 4th Floor, #3 Ulsoor Road, Bangalore – 560 042 (Maintenance Agency). A separate agreement will be signed between the Lessee and the Maintenance Agency for such services and amounts payable thereof.

6. **SECURITY DEPOSIT**

6.1 The Lessee will deposit with the Lessor an Interest Free Refundable Security Deposit equivalent to Ten (10) months' rent amounting to INR **1,43,72,980 (Indian Rupees One Crore Forty-Three Lakh Seventy Two Thousand Nine Hundred and Eighty Only)** (the "**Security Deposit**") for the Lease Term, payable in the following milestones:

NO	MILESTONE	AMOUNT (in INR)	MODE / DETAILS
1.	**Signing of LOI** (2 months Lease Rent)	28,74,596.00	RTGS transfer Paid on 15 July 2022
2.	**Signing of Lease Deed** (8 months Lease Rent)	1,14,98,384.00	RTGS Transfer Paid on 25 July 2022
	TOTAL	**1,43,72,980.00**	

6.2 The Security Deposit shall be refunded forthwith by the LESSOR to the LESSEE upon the expiry or early termination of this Lease, subject to deductions towards arrears of Lease Rent (if any), electricity charges, and replacement of fixtures and/or or repair of furniture and fixtures, if any payable by the LESSEE.

6.3 In the event of the LESSOR failing to refund the Security Deposit to the LESSEE, the LESSOR shall be liable to pay interest calculated at the rate of eighteen percent (18%) per annum from the date the Security Deposit becomes due till the date of actual refund of the Security Deposit by the LESSOR to the LESSEE. In addition, the Lessee shall also be entitled to retain possession of the Leased Premises without payment of Lease Rent from the date of expiry or earlier termination of this Deed till the date of actual repayment of the entire Security Deposit with applicable interest.

6.4 In case LESSOR is ready and willing to refund the entire Security Deposit or has already refunded the entire Security Deposit and LESSEE fails to vacate the Leased Premises on the expiry or earlier termination of the Lease on the due date, the LESSEE shall be liable to pay twice the rent/Day/square feet plus GST less applicable deduction of tax at source from the due date for hand over till the date of actual handing over of the possession of the Leased Premises to the LESSOR.

DAZZLE TRADING LLP

Dazzle Trading LLP
LESSOR

Newcentury Trading India Private Limited Chennai

Newcentury Trading (India)
LESSEE

11 ನೇ ಪುಟದ ದಸ್ತಾವೇಜು ಸಂಖ್ಯೆ 2730/22-23

ಉಪ ನೋಂದಣಾಧಿಕಾರಿಗಳು

6.5 Clauses 6.3 and 6.4 shall survive the earlier termination or expiry of this Deed.

7. USE OF THE DEMISED PREMISES

7.1 The LESSEE shall be entitled to peaceful and uninterrupted access and use the Leased Premises on twenty-four (24) hours and seven (7) days a week (24*7) basis, for the purpose of carrying out its business operations and commercial activity, without any interference, interruption or objection by the LESSOR, or any other person claiming through and on behalf of the LESSOR. LESSOR is responsible for ensuring LESSEE has peaceful and uninterrupted access and use of the Leased Premises at all times.

7.2 The Parties agree that the LESSEE shall be responsible for the day-to-day maintenance of the Leased Premises and for the amenities provided therein and all the major repairs, if any with respect to the Leased Premises shall be carried out by the LESSOR.

7.3 The LESSEE shall maintain and bear the Annual Maintenance Cost (AMC) for the equipment, i.e., Air Handling Unit (AHU) installed by the Lessee in the Leased Premises. Provided however that the cost of maintaining the AMC shall be borne by all lessees in the Building, in proportion to the area leased.

8. TELEPHONE, FAX, INTERNET, CABLE LINES ETC.

The LESSEE shall have the right to apply for, obtain and install as many telephones, fax, internet, cable lines, V-Sat, and other telecommunication equipment in the Leased Premises from its own chosen service provider, as it may deem necessary for their business requirements in their own name and at their own cost. The LESSEE shall pay the charges pertaining to such telephone, fax, and other telecommunication equipment installed, directly to the appropriate authorities. The LESSEE shall be entitled to install its V-Sat and other telecommunication equipment at the terrace space (if available) earmarked by the LESSOR at no additional costs. However, the LESSEE shall have due regard to safety, building byelaws, aesthetics etc., while installing such equipment and shall, on expiry or earlier termination of the lease, remove such installation without causing any damage to the Leased Premises/Building (normal wear and tear, Force Majeure excepted). The LESSEE shall ensure that the LESSOR is not held liable for any lapses on the part of the LESSEE in installation and use of this equipment as may be prescribed by the concerned governmental authority. The LESSEE, at its own cost, shall remove the same upon the expiry of the Term or earlier termination of the lease. The LESSEE shall keep indemnified the LESSOR regarding any claims arising out of such installations of the LESSEE, only to the extent of damages (if any).

Dazzle Trading LLP
LESSOR

Newcentury Trading (India)
LESSEE

12ನೇ ಪುಟದ ದಸ್ತಾವೇಜು ಸಂಖ್ಯೆ 2730 / 22-23

ಉಪ ನೋಂದಣಾಧಿಕಾರಿಗಳು

9. **POWER**

9.1 The LESSOR shall provide to the LESSEE at the Leased Premises power load of 248 KVA calculated @1 KVA/100 Sq. ft. of super built-up area (including 0.55 KVA HVAC Load) through Bangalore Electric Supply Company Limited (hereinafter referred to as "**BESCOM**").

9.2 Any additional power over and above the power allotted shall be provided at mutually agreed charges and is subject to availability and sanction by BESCOM.

9.3 The Lessee shall pay Transmission loss up to 5%.

9.4 The LESSEE shall bear and pay the electricity charges along with contract demand charges as per the separate meter provided therein by the LESSOR from the date of the Lease Commencement date to BESCOM. The LESSOR has informed the LESSEE that the BESCOM will be providing a single meter to the whole Building and from the said main meter the Developer has installed sub meters. In the event of the LESSEE failing to pay the amounts due for the electricity within such due date or within a period of 10 (ten) days from receiving the bill, the LESSOR is entitled to disconnect the power and power Back-up, upon giving prior reasonable written notice to the LESSEE. The LESSOR may at its discretion under written notice to the LESSEE, pay the amounts due under this clause to ensure that the electricity is not disrupted which will thereby affect the entire Building in which the Demised Premises are situated.

9.5 If the Lessee fails to pay the invoiced amount within 10 (ten) working days from receiving the invoice and the Lessor has paid the amounts due in accordance with Clause 9.3 above, then the LESSEE shall repay/pay the amounts along with interest @ 18% p.a. within a further period of (10) ten business days from receipt of the reminder of overdue payment, failing which, it will be construed as material breach on the part of the LESSEE, and the maintenance agency shall have the right to disconnect the power and power back-up after completion of 10 business days. The LESSEE agrees to ensure that the making of payment for the electricity, only after receiving reminder does not become a practice for every month. The LESSEE also agrees to pay for transmission loss, up to 5% between the main meter and the sub meter provided to the Leased Premises in proportion to the amounts payable by the LESSEE upon receipt of an invoice from LESSOR setting forth such amount. The invoice shall provide details of transmission loss along with the formula used for calculation of the transmission losses.

<Space left blank intentionally>

DAZZLE TRADING LLP

Dazzle Trading LLP
LESSOR

New Century Trading India Private Limited Chennai

Newcentury Trading (India)
LESSEE

13 ನೇ ಪುಟದ ದಸ್ತಾವೇಜು ಸಂಖ್ಯೆ 2730 / 2223

ಉಪ ನೋಂದಣಾಧಿಕಾರಿಗಳು

10. POWER BACK UP

10.1 The LESSOR shall provide 1 KVA/100 sq. ft. for the Leased Premises through a common shared diesel generator for 24 hours a day and 7 days a week. In case the LESSEE requires any additional power back-up, the LESSOR shall provide the same as and when required by the LESSEE on payment of INR 11,000 (Indian Rupees Eleven thousand only) per KVA of additional power back up. The LESSOR shall refund 50% of such deposit to the LESSEE at the time of termination of the Deed along with the Security Deposit to be refunded.

10.2 Consumption Charges are payable by the LESSEE as per the sub-meters installed by the LESSOR at the prevalent unit rate and prevalent diesel prices per litre. This charge is payable to the maintenance agency, which reserves the right to change the charge in proportion to any actual change in input costs. (E.g., increase in diesel prices, etc.).

11. USE OF THE DEMISED PREMISES BY THE LESSEE'S SUBSIDIARIES

11.1 The LESSEE shall have the right to sub-lease or assign the lease all or any portion of the Leased Premises to its group entities, Associates or holding company on the same terms and conditions with prior written intimation to the LESSOR and in the event of a sub-lease, the LESSEE will continue to be primarily responsible for all the obligations and performance under this Deed.

11.2 In the event of the LESSEE sub-leasing the Leased Premises during the Lease Term to any of its Group Entities and there being no possibility of sub-leasing/attorning the Lease to its Group Entities due to internal restrictions, upon request of the LESSEE, the LESSOR shall execute a fresh/new Lease Deed in favour of such Group Entities for the balance and/or reminder of the Lease Term as per the terms and conditions of this Lease Deed. The stamp duty, registration charges and other incidental expenses of the execution and registration of such Lease Deed shall be borne by the Lessee and/or its Group Entities. The Lessee will not have right to sub lease the Demised Premise to any third party whomsoever.

12. THE LESSOR HEREBY REPRESENTS AND COVENANTS AS FOLLOWS

12.1 The LESSOR is absolute owner of the Leased Premises and the same vests solely and exclusively with the LESSOR free from all encumbrances, liens, mortgages, tenancies, charges.

12.2 There is no notice of attachment, acquisition, or requisition or notice thereto in relation to the Leased Premises and / or the Building.

12.3 There is no impediment which prevents the LESSOR from entering into this Deed and leasing the Leased Premises to the LESSEE, and that LESSOR has full legal rights to lease the Leased Premises to LESSEE.

DAZZLE TRADING LLP

Dazzle Trading LLP
LESSOR

New Century Trading India Private Limited, Chennai

Newcentury Trading (India)
LESSEE

14 ನೇ ಪುಟದ ದಸ್ತಾವೇಜು ಸಂಖ್ಯೆ 2730 / 22-23

ಉಪ ನೋಂದಣಾಧಿಕಾರಿಗಳು

12.4 The LESSOR represents and warrants that during the Initial Lease Term and any renewals thereof, the LESSEE shall be entitled to peacefully and without any let or hindrance to own and install its business equipment and operate the same on the Leased Premises.

12.5 The LESSEE, its agents, representatives, employees, and guests shall always have unrestricted access to the Leased Premises, including access to Parking Space, Cafeteria Space, and such common areas of the Building.

12.6 The LESSOR has paid and discharged all Municipal taxes and related cesses, rates, levies and any other charges in respect of the land, Building and the Leased Premises (called "Property Tax") and any facility that may be available at the Leased Premises including but not limited to water, electricity/ taxes, other utility charges, and shall continue to punctually pay the same during the subsistence of this Lease Deed and renewals thereof and has fulfilled all duties and obligations and complied in all respects with all applicable laws, rules, regulations, notifications with respect to Leased Premises and the like of the Central, State, Municipal or Local authorities in that behalf, from time to time till the execution hereof. It is agreed that payment of Property Tax shall be obligation of the LESSOR alone. LESSOR shall annually furnish a copy of all applicable documentation and payments receipts of Property Taxes with respect to the Leased Premises.

12.7 The LESSOR has not entered into any other agreement /understanding /arrangement with any other person(s), entity etc., whether jointly or severally for the lease/ sale/ transfer with regards to the Leased Premises, except for this Lease Deed.

12.8 The LESSOR has obtained all necessary statutory permissions (including Occupancy Certificate) from the relevant authority required thereof for construction of the Leased Premises/Building and all the statutory permissions are in place and the Leased Premises can be used only for commercial purpose.

12.9 The LESSOR shall be responsible for providing permanent and continuous electricity water and sewage connection in accordance with the applicable laws. No connection charge or consumption charges shall be payable by the LESSEE in this regard. The water consumption charges are part of and included in the Maintenance Charges payable by the LESSEE to the maintenance agency.

12.10 The Lessor has not received any notice of violation of any law or municipal ordinance, order or regulation that has jurisdiction or affecting the Leased premises at the date hereof. The Lessor shall intimate the Lessee of any such notice received from any statutory body or authority and shall immediately take steps to remove or mitigate any risk to the land, Building or the Leased Premises.

Dazzle Trading LLP
LESSOR

Newcentury Trading (India)
LESSEE

15 ನೇ ಪುಟದ ದಸ್ತಾವೇಜು ಸಂಖ್ಯೆ 2730 / 22-23

ಉಪ ನೋಂದಣಾಧಿಕಾರಿಗಳು

12.11 The Lessor warrants that there are no inherent latent or structural defects in the Building, Leased Premises, electrical, plumbing and elevator systems and the leased premise has been handed over to the Lessee wherein all common facilities i.e., electrical, plumbing and elevator systems are in proper working order.

12.12 That there are no suits, actions or proceedings filed or pending in respect of Building or Leased Premises and is free from legal disabilities or defects and the Lessor shall maintain clear, absolute, unrestricted, and unfettered right to the Building and Leased Premises and the use of such common areas and facilities in the project as are necessary to enable the Lessee to effectively use the Leased Premises without any interference or hindrance from statutory authority.

12.13 The Lessor shall observe and perform all the terms and necessary conditions, agreements, covenants, and provisions of this lease deed to be observed and performed by the Lessor and shall not omit or suffer to be done anything whereby the Lessee's right to occupy the Leased Premises is hindered, forfeited, or affected in any prejudicial manner.

13. THE LESSEE HEREBY COVENANTS AS FOLLOWS

13.1 The LESSEE shall use the Leased Premises for its business operations only and the LESSEE will obtain all requisite permissions, clearances, No-objection Certificates required for the LESSEE to run its operations from the Leased Premises and shall keep all its permissions valid and subsisting.

13.2 Subject to normal wear and tear, the LESSEE shall maintain the Leased Premises in good and tenantable condition and save and except as provided herein, not to make any structural alterations to the Leased Premises without the express written permission of the LESSOR and on the expiry of this Lease or early termination of this Lease, the LESSEE shall hand over the Leased Premises to the LESSOR, subject to simultaneous refund of the Security Deposit. However, the LESSEE shall remove all the fittings, fixtures and equipment installed by the LESSEE, at the time of vacating the Leased Premises without causing any damage to the Leased Premises/Building, reasonable wear and tear expected.

13.3 The LESSOR shall have the right to inspect the Leased Premises by themselves or through their authorized representatives at all reasonable times after giving the LESSEE an advance notice of forty-eight (48) hours on a business day to do so to satisfy themselves that the Leased Premises is being used in accordance with the terms and conditions of this Lease and the LESSEE shall not unreasonably obstruct the LESSOR or its representative from inspecting the Leased Premises.

13.4 The LESSEE shall carry out all day-to-day repairs within the Leased Premises, such as fuses, leakages of taps, and such other minor repairs at its own cost.

DAZZLE TRADING LLP

Dazzle Trading LLP
LESSOR

New Century Trading India Private Limited
Chennai

Newcentury Trading (India)
LESSEE

16ನೇ ಪುಟದ ದಸ್ತಾವೇಜು ಸಂಖ್ಯೆ 2730 / 22-23

ಉಪ ನೋಂದಣಾಧಿಕಾರಿಗಳು

13.5 To observe and perform all the terms conditions covenants and provisions of this Lease to be observed and performed by the LESSEE.

13.6 To regularly pay the Lease Rent hereby reserved at the time and in the manner aforesaid.

13.7 Not to store any hazardous or inflammable articles in the Leased Premises or carry out any illegal activity in the Leased Premises.

13.8 LESSEE shall ensure that the LESSOR's rights in respect of Leased Premises or any part thereof shall not be prejudiced or adversely affected by LESSEE's acts and omission.

13.9 The LESSEE shall be responsible for the safety of and security of its papers, documents, equipment's, machines, articles, property or things of any kind or nature whatsoever belonging to the LESSEE and kept in the Leased Premises.

13.10 LESSEE shall be responsible for keeping its equipment, installations, goods, and all assets that may be brought in to Leased Premises adequately insured.

14. INSURANCE

14.1 The LESSOR shall obtain and maintain in effect for the entire Initial Lease Term of this Lease and any extension/renewal thereof, an all-perils property insurance policy (including but not limited to burglary, riots, floods, fire, earthquake, all kinds of natural calamities, tempest, terrorist actions etc.,) for replacement value of loss or damage to the Leased Premises and the Building as part of the maintenance obligation and the charges thereon being a part of Maintenance Charges. The LESSOR shall at its own cost obtain adequate insurance for the building and the assets owned by LESSOR from an insurance company which should cover the risk of damage caused by all-natural disasters and normal risks and perils including but not limited to burglary, riots, floods, fire, earthquake, all kinds of natural calamities, tempest, terrorist actions etc. LESSOR is responsible for timely payments of the premium.

14.2 However, it is agreed between the Parties that in the event of Sale/transfer of Leased Premises, the new lessor/purchaser shall be responsible for insurance in respect of Demised Premises only.

14.3 The LESSEE shall take a comprehensive insurance policy as applicable for all materials belonging to the Lessee stored in the Leased Premises insure its furniture, fixture, goods, and merchandise belonging to it and brought into the Leased Premises.

DAZZLE TRADING LLP

Dazzle Trading LLP
LESSOR

New Century Trading India Private Limited Chennai

Newcentury Trading (India)
LESSEE

15. SALE OF THE DEMISED PREMISES/BUILDING BY LESSOR

In the event the LESSOR at any time during the Initial Lease Term of this Lease sells, disposes and/or transfers its rights in the Building and/or the Leased Premises to any prospective Purchaser, the Lessor shall ensure that the purchaser agrees in writing to being bound by all the terms and conditions of the Lease including the provisions pertaining to refund of the Security Deposit and on the LESSOR making available confirmation from the new landlord who has purchased the Leased Premises along with its attornment for transferring the tenancy in favour of the new landlord, the LESSOR shall stand released of its obligation under the Lease and LESSEE shall attorn tenancy with new owner/purchaser.

16. RENTAL DISCOUNTING

In the event of LESSOR enters into any arrangement with any Bank or Financial Institution for discounting the Lease Rent receivable by it towards the lease of the Leased Premises in the building, then the LESSEE shall upon receipt of written instruction from LESSOR confirm in writing and pay the Lease Rent payable under this Lease to such Bank or Financial Institution as the case may be and as may be directed by the LESSOR. The LESSOR agrees to indemnify and keep indemnified the LESSEE against any claims in respect thereof. In the event the Bank/Financial Institution requires any No objection letter, the same will be issued by LESSEE. The LESSOR agrees to furnish all applicable documentation and information to LESSEE while providing such written instructions under this section.

17. INDEMNIFICATION BY THE LESSOR

17.1 The LESSOR agrees and undertakes to indemnify and keep the LESSEE fully indemnified and harmless from and against all damages, losses, costs, and expenses caused to or incurred by the LESSEE as a result of any defect in the title of the LESSOR which disturbs or interferes with the possession and enjoyment of the Leased Premises by the LESSEE under the terms and conditions contained in this Lease.

17.2 The LESSOR agrees and undertakes to indemnify and keep the LESSEE indemnified and saved harmless at all times against any/ all claims, demands, costs, charges, proceedings, action and assessment whatsoever, to which the LESSEE may be subject to or become liable for any proceedings affecting its leasehold rights hereunder due to any act of omission of the LESSOR on account of permissions, if any to be obtained relating to the Leased Premises; resulting from failure by LESSOR to comply with the terms and conditions specified in the statutory approvals, sanctions, NOC, OC etc. in respect of the Building / Leased Premises, non-payment of taxes, charges, duties, cess, fines and other outgoings to governmental, municipal authorities and/or other authorities in respect to the Leased Premises.

Dazzle Trading LLP
LESSOR

Newcentury Trading (India)
LESSEE

17.3 The LESSOR agrees and undertakes to indemnify and keep the LESSEE fully indemnified and harmless from and against all damages, losses, costs, and expenses arising out of or relating to: (i) the breach of any of the terms of this Lease Deed (including but not limited to the representations, warranties, covenants); (ii) negligent act or omission or wilful misconduct of the LESSOR.

18. INDEMNIFICATION BY LESSEE

18.1 The LESSEE shall indemnify and keep indemnified the LESSOR from and against all claims, demands, actions, proceedings, expenses, losses and damages which the LESSOR may suffer or incur in respect of the Leased Premises due to or by reason of damages and destruction, if any caused to the Leased Premises by Lessee and/or its employee/s, non-obtaining of license, permit clearances and insurance including but not limited to cover its employees and third party, non-payment of Statutory Tax liability applicable on the lease of the Leased Premises or payments of any nature arising out of business of the LESSEE in the Leased Premises or otherwise payable by the LESSEE.

18.2 The LESSEE shall always observe and perform the terms and conditions, covenants and provisions of this Lease and shall not wilfully do anything whereby the right of the LESSOR to the Leased Premises is jeopardized or extinguished. The LESSEE shall indemnify and keep indemnified the LESSOR against any direct and actual loss or damage suffered by the LESSOR (excluding any direct or indirect business losses) by reason of any negligent act or omission of the LESSEE resulting in damage or destruction of the Leased Premises.

19. SIGNAGE

19.1 Signage on the common Directories will be provided by the Lessor free of cost to the Lessee. Provided, however, that the Lessee shall bear the costs associated with installation of signage and all statutory costs, if applicable.

19.2 Lessor shall provide the Lessee with a space to put its own signage in relation to its brands and business on the 5th Floor. The costs, expenses and taxes associated with obtaining and installing the signage will be borne exclusively the Lessee.

19.3 All and any signages' are on prior approval from Lessor, which approval shall be given in writing within 48 hours from the date of written submission.

19.4 All statutory approvals as applicable for the above-mentioned signages' shall be obtained by the Lessee and any taxes as may be applicable on the same shall be paid by the Lessee.

Dazzle Trading LLP
LESSOR

Newcentury Trading (India)
LESSEE

19 ನೇ ಪುಟದ ದಸ್ತಾವೇಜು ಸಂಖ್ಯೆ 2720 / 2293

ಉಪ ನೋಂದಣಾಧಿಕಾರಿಗಳ

20. STRUCTURAL ADDITIONS/ALTERATIONS:

The LESSEE shall not affect any structural additions or alterations of permanent nature to the Leased Premises without the previous written consent of the LESSOR. LESSOR shall not object to any improvements or additions made by the LESSEE subject to Lessee obtaining prior written approval from the Lessor.

21. TERMINATION

21.1 This Lease may be terminated in the following events: –

21.1.1 By efflux of time.

21.1.2 Subject to clause 2.4 above, the Lease may be terminated by LESSEE serving the LESSOR with an advance notice in writing of Six (6) months prior to the expiry of Lease Term, i.e., 54th month from the Lease Commencement Date, i.e., on or before 31st January 2027 without assigning any reasons.

21.1.3 If the LESSOR commits a breach of the terms and conditions of this Lease and fails to remedy the breach within the notice period of thirty (30) days given by the LESSEE to remedy the breach and upon expiry of such notice period LESSEE may opt for terminating the Lease. This right is apart from, LESSEE's right to specifically enforce the LESSOR obligation under the Lease Deed.

21.1.4 In the event of the LESSEE being ordered to be wound up for any reasons by any Court or direction and/or liquidator/receiver being appointed, this lease shall stand terminated and LESSOR shall become entitled to vacant possession of the Leased Premises and to resume possession, subject to refunding the Security Deposit subject to such deductions towards outstanding dues payable by the Lessee, if any.

21.1.5 In the event of LESSEE committing any breach of any of the terms and conditions of this lease, then in that event the LESSOR shall give notice of such breach and call upon the LESSEE to rectify the breach within a period of 30 days of the receipt of the notice. In case LESSEE fails to rectify the breach within the notice period, the LESSOR will be entitled to terminate the lease on expiry of 30 days' notice period and shall refund the Security Deposit (after making deductions, if any).

21.1.6 In the event of the LESSEE fails to pay the Lease Rent for a consecutive period of two months, then in that event the LESSOR shall give notice of such default to the LESSEE and call upon the LESSEE to rectify the breach within the period of 30 days of the receipt of the notice. In the event the LESSEE fails to remedy the breach within the said 30 days from the date of receipt of notice from the Lessor, the LESSOR will be

Dazzle Trading LLP
LESSOR

Newcentury Trading (India)
LESSEE

20 ನೇ ಪುಟದ ದಸ್ತಾವೇಜು ಸಂಖ್ಯೆ 2130 22-23

ಉಪ ನೋಂದಣಾಧಿಕಾರಿಗಳು

entitled to terminate the lease on expiry of 30 days' notice period and refund the Security Deposit (after making deductions, if any).

21.1.7 The LESSEE agrees that the LESSOR shall, upon termination of the lease in any of the circumstances mentioned in any of the Clauses set out above, the LESSOR shall be entitled to, on such termination, resume possession of the Demised Premises subject to refund of the amounts that may be due by the LESSOR to the LESSEE, including the Security Deposit, and other deposits paid under this Deed.

22. CONSEQUENCES OF TERMINATION:

22.1 Upon any termination of the Lease, the LESSOR shall refund to the LESSEE the Security Deposit, paid under this Lease Deed subject to such deductions towards arrears of rent, outstanding dues, if any towards maintenance, electricity bills and other outgoings and cost of repairs and replacement of damages, if any caused to the Leased Premises by the LESSEE and simultaneously, the LESSEE shall hand over physical vacant possession of the Leased Premises to the LESSOR in good tenantable condition, normal wear and tear excepted.

22.2 The LESSEE agrees that in any eventuality of the termination of the Lease as stated above and the LESSOR refunding the Security Deposit and other deposits payable under this Deed as provided herein, the LESSEE is bound and liable to handover full, free and vacant possession of the Leased Premises within a reasonable period as mutually agreed with the LESSOR, failing which the LESSEE shall be responsible for payment of twice the rent /sq. Ft./day less applicable tax deducted at source from the date of default to the date of handing over the possession. This is without prejudice to the right of the LESSOR to take such lawful action as advised to vacate the Leased Premises.

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Dazzle Trading LLP
LESSOR

Newcentury Trading (India)
LESSEE

21 ನೇ ಪುಟದ ದಸ್ತಾವೇಜು ಸಂಖ್ಯೆ 2730 . 22-23

ಉಪ ನೋಂದಣಾಧಿಕಾರಿಗಳು

23. NOTICES

23.1 Any notice or communication with reference to this Deed unless otherwise specified herein, shall be deemed to be validly sent if dispatched by registered post acknowledgement due to the other party or delivering it by hand at the following respective addresses. The same shall be deemed to be sufficiently served or given on completion of ten (10) working days from the date of dispatch, when sent by R.P.A.D and on receipt of acknowledgement, when given by hand.

LESSEE	LESSOR(S)
NEWCENTURY TRADING (INDIA) PRIVATE LIMITED	**DAZZLE TRADING LLP**
Attn: Chew Kwang Yong	Attn: Gururaj Raikar Dinesh J Hinduja
Indospace Oragadam II Building No B-400 and B-600 Venpakkam Village, Panruti Post Oragadam, Chennai Kanchipuram – 631 604	No. 222/14, Gokaldas Chambers, 5th Main Road Sadashivanagara Ballari Road Bengaluru – 560 080
Email: robert.chew@newcentury.global	Email: gururaj@gokaldaslifestyle.com DJH@gokaldasventures.com

23.2 Either party may by a similar written notice to the other party change its address as aforesaid. No notice or communication hereafter sent or purported to be sent on behalf of the LESSEE shall bind it unless it is sent in the aforesaid manner.

24. FORCE MAJEURE

If the performance by either Party, of any of its obligations under this Lease is prevented, restricted or interfered with or in the event of any damage to the Demised Premises or any part thereof (not being an act or omission on the part of the LESSEE, its agents servants etc.) resulting from fire, terrorist acts, riot, earthquake, storm, war, civil disturbances, acts of god, epidemic, pandemic, outbreaks of infectious disease or any other public health crisis, including quarantine or other employee restrictions, any law, or regulation of any government and other conditions whatsoever beyond the reasonable control of such party, then such Party shall be excused from such performance to the extent of such prevention, restriction or interference; provided, however, prompt notice is given within a period of 30 (thirty) days from the date of the Force Majeure occurrence and providing a description of such Force Majeure in such notice; and provided further that such party shall use

Dazzle Trading LLP
LESSOR

Newcentury Trading (India)
LESSEE

22 ನೇ ಪುಟದ ದಸ್ತಾವೇಜು ಸಂಖ್ಯೆ 7130 22-23

ಉಪ ನೋಂದಣಾಧಿಕಾರಿಗಳು

reasonable efforts to avoid or remove such cause of non-performance and shall continue performance hereunder whenever such causes are removed.

25. SUSPENSION OF LEASE RENT AND LEASE

25.1 In case the Leased Premises or any part or portion of the Leased Premises, at any time during the Lease Period or any extension thereof, is demolished by any appropriate concerned/statutory/municipal/land development authority etc. for any default or negligence of the LESSOR or is destroyed or damaged (not being an act or omission on the part of the LESSEE, its agents servants etc.) by fire, act of god, riot, war, outbreaks of infectious disease etc. and such like causes, not within the control of the LESSOR or the LESSEE, the continuance of the performance of this Lease shall be mutually decided by both Parties. It is agreed between the Parties that from such day of such a happening till such time that the LESSOR restores the Leased Premises for usable or habitable condition, or such event stops and/or subsides; the LESSEE shall not be liable to pay any Lease Rent or proportionate Lease Rent for such period. However, if the LESSOR fails to repair or reinstate the Leased Premises to its original condition then the LESSEE may upon expiry of the three (3) months period terminate this Lease.

25.2 In the event the LESSEE terminates the Lease due to aforesaid circumstances, then the LESSOR shall immediately refund Security Deposit (after making deductions, if any) and other deposits, if any that may have been paid by the LESSEE.

26. GOVERNING LAW AND JURISDICTION

This Lease shall be governed by the laws in India and the courts in Bangalore shall have exclusive jurisdiction over matters relating to or arising out of this Lease Deed.

27. ENTIRE AGREEMENT

This Lease Deed and Annexure and attachments thereto, represent the entire agreement between the Parties and shall supersede and extinguish and prevail over all previous Letters of Intent, drafts, agreements, understandings, term sheet, assurances, and discussions between the Parties (whether oral or in writing) relating to the subject matter herein.

28. AMENDMENTS

No amendments or change thereof or addition shall be effective or binding upon any of the Parties hereto unless reduced in writing and signed, executed, and registered (if necessary) by the Parties hereto.

DAZZLE TRADING LLP

Dazzle Trading LLP
LESSOR

New Century Trading India Private Limited Chennai

Newcentury Trading (India)
LESSEE

23 ನೇ ಪುಟದ ದಸ್ತಾವೇಜು ಸಂಖ್ಯೆ 2730 / 22-23

ಉಪ ನೋಂದಣಾಧಿಕಾರಿಗಳು

29. NON-WAIVER

The failure of either Party to enforce at any time any of the provision of this Deed shall not be a waiver of the right of such party thereafter to enforce each and every such provision. Waiver, if any, shall be in writing, signed by the then duly authorized signatory of the concerned party.

30. SEVERABILITY

If any provision of this Lease Deed is determined to be void or unenforceable under any law applicable for the time being, such provisions shall be deemed amended or modified or deleted in so far as is reasonably inconsistent with the provisions of this Lease Deed and to the extent necessary to conform to applicable law and the remaining provisions of this Deed shall remain valid and enforceable in accordance with these terms.

31. STAMP DUTY AND REGISTRATION CHARGES

All costs incurred towards stamp duty and registration of this Lease Deed, or any renewal thereafter as stated in the Lease Deed and other charges incidental thereto shall be borne by the LESSEE. The LESSOR will also cooperate by providing all necessary documentation & other reasonable assistance to the LESSEE in completing such formalities.

32. COUNTERPARTS

This Lease Deed is executed in duplicates. The first copy, being the original stamped copy, shall be retained by the LESSEE, and the duplicate copy shall be retained by the LESSOR.

33. DISPUTE RESOLUTION

If any dispute arising between the Parties is not amicably settled within thirty (30) days of commencement of attempts to settle the same, the dispute shall be referred to arbitration. The Parties agree that the venue and seat of arbitration proceedings will be in Bangalore and conducted in English language by the arbitrator to be jointly appointed by both parties as per the provisions of the Indian Arbitration and Conciliation Act, 1996 or any statutory modification or re-enactment thereof for the time being in force. The decision of the arbitrator shall be final and binding on the Parties.

Dazzle Trading LLP LESSOR	Newcentury Trading (India) LESSEE

34. LIMITATION OF LIABILITY

Any reference to any Indemnity, losses, damages, costs, or claims referred to in this Lease Deed, it is agreed between the Parties that the same shall not include any incidental or consequential, penal, and exemplary or like damages (including indirect business losses) or any claim for lost opportunities or any action in tort and even if advised to either of the Parties of the possibility of the same.

35. USE OF ADDRESS

The LESSEE is permitted to use the address of the Leased Premises for the purpose of registration of its business with the Registrar of Companies or similar authority and for registration with tax and other government authorities. Furthermore, LESSOR shall only provide relevant documents and LESSEE shall be liable to execute all necessary documents needed for the purposes of such registrations.

36. CONFIDENTIALITY

Each Party acknowledges there will be exchange of information between the Parties which may be information that is proprietary to the other Party, including, but not limited to, the terms of this Lease Deed, all intellectual property information, information concerning the other Party's operations and infrastructure, products, customers, business and financial condition, technical and business information relating to such party's inventions or products, services, research and development, production, manufacturing and engineering processes, project management and quality processes, computer software, customer data, marketing and pricing data, and current and future business plans, as well as information with respect to which the other party has an obligation to maintain confidentiality, but excluding any information available to the general public (collectively "Confidential Information"). The terms of this agreement are confidential. Neither LESSOR nor LESSEE shall disclose any Confidential Information to any third party them without the other Party's consent unless required to do so by law or an official authority as required under the local statutory laws. Confidentiality obligations shall continue after the termination/expiration of this Lease Deed.

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<Schedule and Execution page follows >

Dazzle Trading LLP
LESSOR

Newcentury Trading (India)
LESSEE

25 ನೇ ಪುಟದ ದಸ್ತಾವೇಜು ಸಂಖ್ಯೆ 27/30 22 23

ಉಪ ನೋಂದಣಾಧಿಕಾರಿಗಳು

SCHEDULE 'A' PROPERTY

ALL THAT PIECE AND PARCEL of property presently bearing BBMP Khata No. 277/278/316, Byatarayanapura, Virupakshapura, Ward No. 277, (earlier industrially converted lands bearing (a) Survey No. 19/2 measuring 34 Guntas and (b) Survey No. 20/1 measuring 1 Acre 05 Guntas both situated at Byatarayanapura Village, Yelahanka Hobli, Bangalore North (Additional) Taluk), measuring in all about 1 Acre 39 Guntas, together with commercial building consisting of Lower Basement +Upper Basement + Ground + Ten Upper Floors called as SALARPURIA Sattva Galleria and bounded as follows:

On or towards the East by:	Channel from Hebbal tank & land belonging to Bachappa
On or towards the West by:	Bangalore – Bellary road
On or towards the North by:	Kallapa's land
On or towards the South by:	Channel water from tank

LEASED PREMISES

ALL THAT office premises totally measuring 24,781 sq. ft of super built up area on Fifth floor in the building Sattva Galleria along with identified Twenty Nine (29) car parking slots in the Schedule A Property, i.e., commercial building consisting of Lower Basement +Upper Basement + Ground + Ten Upper Floors called as SATTVA GALLERIA constructed on the property bearing BBMP Khata No. 277/278/316, Byatarayanapura, Virupakshapura, Ward No. 277, (earlier industrially converted lands bearing (a) Survey No. 19/2 measuring 34 Guntas and (b) Survey No. 20/1 measuring 1 Acre 05 Guntas both situated at Byatarayanapura Village, Yelahanka Hobli, Bangalore North (Additional) Taluk), measuring in all about 1 Acre 39 Guntas, Complex of the premises situated at BBMP Khata No. 277/278/316, Byatarayanapura, Bellary Road, Ulsoor, Bangalore- 560 008.

Fixtures installed / forming part of the Leased Premises include:

1. 2 (two) air handling units with capacity of capacity 20,000 CFM.
2. Fire-fighting equipment – sprinkler system, smoke sensors / detectors.
3. 2 (two) raising mains with input breaker.
4. Finished washrooms.

DAZZLE TRADING LLP

Dazzle Trading LLP
LESSOR

Newcentury Trading India Private Limited Chennai

Newcentury Trading (India)
LESSEE

26 ಪುಟದ ದಸ್ತಾವೇಜು ಸಂಖ್ಯೆ 2730 / 2223

ಉಪ ನೋಂದಣಾಧಿಕಾರಿಗಳು

IN WITNESS WHEREOF the Parties have hereunto has set their respective hands, on the day month and year first above written:

SIGNED AND DELIVERED
by the within named LESSOR
DAZZLE TRADING LLP
Through its designated partner
Mr **Rajendra J Hinduja**

DAZZLE TRADING LLP

SIGNED AND DELIVERED
By the within named LESSEE
NEWCENTURY TRADING (INDIA) PRIVATE LIMITED
By its authorized signatory
Mr **Chew Kwang Yong** (**Zhou Guangrong**)

New Century Trading India Private Limited Chennai

WITNESSES:

1. GURURAJ RAIKAR
24/3 2nd floor T.R Nagar
Blore - 70

2. Hemalatha Krishnan
No. 3, Ragavendrapuram
Athanarchery, padappai
Chennai - 601301.
Tamil nadu.

Drafted by
Kartik Shivkumar
Advocate
Khaitan&Co.

Execution page of the Lease Deed dated 25 July 2020 between Dazzle Trading LLP and Newcentury Trading (India) Private Limited for the 5th Floor of Sattva Galleria

27 ನೇ ಪುಟದ ದಸ್ತಾವೇಜು ಸಂಖ್ಯೆ 2730
22-23

ಉಪ ನೋಂದಣಾಧಿಕಾರಿಗಳು

ANNEXURE I
SERVICES AND AMENITIES

Services for Common Area and Amenities by **SATTVA PROPERTIES MANAGEMENT PRIVATE LIMITED**

Activity / Services

1. **SECURITY**
   - Supervisor,
   - Guards

2. **HOUSE KEEPING**
   - Supervisor,
   - House keep,
   - Equipment and Material,
   - Sump Cleaning (6 monthly),
   - Overhead tank cleaning (3 monthly),
   - Façade cleaning,
   - Pest Control.

3. **OPERATION STAFF**
   - Premises / Facility Manager,
   - Sr. Electrician,
   - DG Operation / Electrician,

4. **Insurance as per the Lease Deed**

5. **HORTICULTURE**
   - Gardner,
   - Fertilizers,
   - Equipment.

6. **Civil and Miscellaneous Maintenance.**

7. **PLUMBING AND SANITARY**
   - Plumber,
   - Water charges.

8. **ELECTRIC MAINTENANCE**
   - Power consumption charges for common area,
   - Bulb and tubes and other materials in common areas.
   - Payment of electric charges to BESCOM after collecting from occupants of the Premises.

DAZZLE TRADING LLP

Dazzle Trading LLP
LESSOR

Newcentury Trading India Private Limited Chennai

Newcentury Trading (India)
LESSEE

28 ನೇ ಪುಟದ ದಸ್ತಾವೇಜು ಸಂಖ್ಯೆ 2730
22-23
ಉಪ ನೋಂದಣಾಧಿಕಾರಿಗಳ

- Generator Maintenance and monthly bill as per Lease Deed
- Chillers unit maintenance

9. MISCELLANEOUS

- License – Obtaining and maintaining licenses for carrying out the maintenance work at the site, if applicable.

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DAZZLE TRADING LLP

Dazzle Trading LLP
LESSOR

New Century Trading India Private Limited Chennai

Newcentury Trading (India)
LESSEE

29ನೇ ಪುಟದ ದಸ್ತಾವೇಜು ಸಂಖ್ಯೆ 2730 22-23

ಉಪ ನೋಂದಣಾಧಿಕಾರಿಗಳು

ANNEXURE II

FLOOR PLAN



DAZZLE TRADING LLP

New Century Trading India Private Limited Chennai

Dazzle Trading LLP
LESSOR

Newcentury Trading (India)
LESSEE

30 ನೇ ಪುಟದ ದಸ್ತಾವೇಜು ಸಂಖ್ಯೆ 2730 / 22-23

ಉಪ ನೋಂದಣಾಧಿಕಾರಿಗಳು

ANNEXURE III

MONTHLY LEASE RENT (EXCLUDING GST)

PERIOD	MONTHLY RENT	CAR PARKING	TOTAL
01.11.2022 - 31.07.2023	₹ 14,37,298.00	₹ 1,16,000.00	₹ 15,53,298.00
01.08.2023 -31.07.2024	₹ 15,09,162.90	₹ 1,16,000.00	₹ 16,25,162.90
01.08.2024 – 31.07.2025	₹ 15,84,621.05	₹ 1,16,000.00	₹ 17,00,621.05
01.08.2025-31.07.2026	₹ 16,63,852.10	₹ 1,16,000.00	₹ 17,79,852.10
01.08.2026- 31.07.2027	₹ 17,47,044.70	₹ 1,16,000.00	₹ 18,63,044.70

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DAZZLE TRADING LLP

Dazzle Trading LLP
LESSOR

New Century Trading India Private Limited Chennai

Newcentury Trading (India)
LESSEE